LEGAL PROCEEDINGS	6 Months Ended
Jun. 30, 2023
Disclosure Of Legal Proceedings [Abstract]
LEGAL PROCEEDINGS:
NOTE 7 – LEGAL PROCEEDINGS:

In June 2023, Alta Partners, LLC (“Alta”) filed a complaint against the Company in the U.S. District Court for the Southern District of New York claiming unspecified damages for an alleged breach by the Company of the warrant agreement in relation to certain of its public warrants allegedly held by Alta. The Company intends to defend the case vigorously.

Due to the early stage of the litigation, the Company is not able to assess, as of the date of the approval of these financial statements, whether the claim will be succeeded.